FACILITIES PURCHASE AGREEMENT

                                      AMONG

                             MONARCH PROPERTIES, LP,

                        INTEGRATED HEALTH SERVICES, INC.,

                   THE ENTITIES LISTED ON ATTACHED EXHIBIT A,

                            PEAK MEDICAL CORPORATION

                                       AND

                           PEAK MEDICAL OF IDAHO, INC.

                             DATED AS OF MAY 1, 1998



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                                TABLE OF CONTENTS

Section                                                                     Page

ARTICLE I - DEFINITIONS........................................................2
         1.1   Agreement.......................................................2
         1.2   Assignment of Leases, Guaranties, Pledge Agreement and
               Security Agreements.............................................2
         1.3   Bills of Sale...................................................2
         1.4   Closing.........................................................2
         1.5   Closing Date....................................................2
         1.6   Closing Escrow Agreement........................................2
         1.7   Contracts.......................................................3
         1.8   Deeds...........................................................3
         1.9   Deferred Maintenance Adjustment.................................3
         1.10  Effective Date..................................................3
         1.11  Environmental Laws..............................................3
         1.12  Environmental Remediation.......................................3
         1.13  Escrow Agent....................................................4
         1.14  Escrow Agreement................................................4
         1.15  Facilities......................................................4
         1.16  Final Financial Statements; Final Balance Sheet.................4
         1.17  Financial Statements of the Facilities..........................4
         1.18  Guaranties......................................................4
         1.19  IHS.............................................................4
         1.20  Improvements....................................................4
         1.21  Intangible Property.............................................4
         1.22  Knowledge.......................................................5
         1.23  Law.............................................................5
         1.24  MAI Appraisal...................................................5
         1.25  Leases..........................................................5
         1.26  Monarch.........................................................5
         1.27  Offering........................................................5
         1.28  Peak Medical....................................................5
         1.29  Peak of Idaho...................................................5
         1.30  Permits.........................................................5
         1.31  Permitted Liens.................................................6
         1.32  Personal Property...............................................6
         1.33  Pledge Agreement................................................6
         1.34  Purchase Price..................................................6
         1.35  Real Property...................................................6


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                                TABLE OF CONTENTS

Section                                                                     Page

         1.36  Release.........................................................6
         1.37  Security Agreements.............................................6
         1.38  Sellers' Liabilities............................................6
         1.39  Seller Licenses.................................................6
         1.40  Sellers' Assets.................................................7
         1.41  Subsidiary......................................................7
         1.42  Survey..........................................................7
         1.43  Title Commitment................................................7
         1.44  Title Company...................................................7
         1.45  Title Insurance Policy..........................................7
         1.46  Transaction Documents...........................................7
         1.47  UCC Search Report...............................................8

ARTICLE II - PURCHASE AND SALE.................................................8
         2.1   Agreement to Sell and Buy.......................................8
         2.2   No Assumption of Liabilities....................................8

ARTICLE III - PURCHASE PRICE...................................................8

ARTICLE IV - CLOSING...........................................................8

ARTICLE V - COSTS AND PRORATIONS...............................................9
         5.1   Transfer Taxes; Sales Taxes.....................................9
         5.2   MAI Appraisals..................................................9
         5.3   Title Insurance.................................................9
         5.4   Surveys/UCC Search Reports......................................9
         5.5   Environmental Reports/Remediation...............................9
         5.6   Attorneys' Fees.................................................9
         5.7   Recording Costs.................................................9
         5.8   Releases........................................................9
         5.9   Deferred Maintenance Adjustment................................10
         5.10  Commitment Fee.................................................10
         5.11  Other Items....................................................10

ARTICLE VI - POSSESSION ......................................................10


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                                TABLE OF CONTENTS

Section                                                                     Page

ARTICLE VII - REPRESENTATIONS AND WARRANTIES OF SELLERS.......................10
         7.1   Corporate Organization; Good Standing; Corporate Information...10
         7.2   Authorization; Enforceability..................................11
         7.3   No Violation or Conflict.......................................11
         7.4   Assets.........................................................11
         7.5   No Litigation..................................................12
         7.6   Personal Property and Improvements.............................12
         7.7   Real Property and Improvements.................................12
         7.8   Zoning.........................................................12
         7.9   Leases.........................................................13
         7.10  Liabilities....................................................13
         7.11  Taxes..........................................................13
         7.12  Contracts......................................................13
         7.13  Contracts and Leases...........................................13
         7.14  Financial Statements of the Facilities.........................13
         7.15  No Adverse Change..............................................14
         7.16  Employment Agreements and Benefits.............................14
         7.17  Insurance......................................................14
         7.18  Compliance with the Law........................................14
         7.19  Transactions with Affiliates...................................15
         7.20  Obligations....................................................16
         7.21  No Broker......................................................16
         7.22  Environmental Compliance.......................................16
         7.23  No Attachments.................................................16
         7.24  No Options.....................................................17
         7.25  Seller Licenses................................................17
         7.26  Disclosure.....................................................17

ARTICLE VIII - REPRESENTATIONS AND WARRANTIES OF IHS..........................17
         8.1   Corporate Organization; Good Standing..........................17
         8.2   Validity of Contracts..........................................18
         8.3   Authority......................................................18


                                      iii

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                                TABLE OF CONTENTS

Section                                                                     Page

ARTICLE IX - REPRESENTATIONS AND WARRANTIES OF PURCHASER......................18
         9.1   Organization...................................................18
         9.2   Authorization; Enforceability..................................18
         9.3   No Violation or Conflict.......................................18
         9.4   No Broker......................................................19

ARTICLE X - CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER..............19
         10.1  Compliance with this Agreement.................................19
         10.2  Proceedings and Instruments Satisfactory.......................19
         10.3  No Litigation..................................................20
         10.4  Representations and Warranties.................................21
         10.5  Deliveries at the Closing......................................21
         10.6  Regulatory Approvals...........................................21
         10.7  Default........................................................21
         10.8  Approvals......................................................22
         10.9  Offering.......................................................22

ARTICLE XI - CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLERS...............22
         11.1  Compliance with this Agreement.................................22
         11.2  Proceedings and Instruments Satisfactory.......................22
         11.3  No Litigation..................................................22
         11.4  Representations and Warranties.................................22
         11.5  Deliveries at the Closing......................................23
         11.6  Restraints.....................................................23
         11.7  Regulatory Approvals...........................................23
         11.8  Approvals......................................................23

ARTICLE XII - ADDITIONAL COVENANTS AND INDEMNIFICATIONS.......................23
         12.1  Transfer Taxes and Fees........................................23
         12.2  Cooperation....................................................24
         12.3  Additional Instruments.........................................24
         12.4  Publicity......................................................24
         12.5  Confidentiality................................................24
         12.6  Indemnifications...............................................24
         12.7  Survival of Indemnifications...................................28


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                                TABLE OF CONTENTS

Section                                                                     Page

         12.8  Liability for Representations and Warranties...................28
         12.9  Peak Medical and Peak of Idaho Liability Limitations...........29

ARTICLE XIII - MISCELLANEOUS..................................................29
         13.1  Entire Agreement; Amendment....................................29
         13.2  Governing Law..................................................29
         13.3  Assignment.....................................................29
         13.4  Notices........................................................30
         13.5  Counterparts; Headings.........................................31
         13.6  Interpretation.................................................31
         13.7  Severability...................................................31
         13.8  No Reliance....................................................31
         13.9  Binding........................................................31
         13.10 Survival.......................................................31
         13.11 Allocation of Purchase Price...................................31
         13.12 Dispute Attorneys' Fees and Expenses...........................31

EXHIBITS

Exhibit A - Sellers

Exhibit B - Facilities


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                          FACILITIES PURCHASE AGREEMENT

     THIS FACILITIES PURCHASE AGREEMENT (this "Agreement"), is made and entered into as of the 1st day of May, 1998, among (a) Monarch Properties, LP, a Delaware limited partnership, with principal offices at 8889 Pelican Bay Boulevard, Naples, Florida 34103 ("Purchaser"), (b) Integrated Health Services, Inc., a Delaware corporation, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("IHS"), (c) each of the entities described on attached Exhibit A (each, a "Seller" and, collectively, "Sellers"), (d) Peak Medical Corporation, a Delaware corporation, with principal offices at 5635 Jefferson Boulevard, N.E., Albuquerque, New Mexico 87189 ("Peak Medical") and
(e) Peak Medical of Idaho, Inc., a Delaware corporation, with principal offices at 5635 Jefferson Boulevard, N.E., Albuquerque, New Mexico 87189 ("Peak of Idaho").


                              W I T N E S S E T H:

     The circumstances underlying the execution and delivery of this Agreement are as follows:

     A. Capitalized terms used but not otherwise defined herein have the respective meanings given them in Article I herein.

     B. Sellers are corporations that are each wholly owned by IHS. Sellers also are the respective owners of Sellers' Assets. Sellers desire to sell, and Purchaser desires to acquire, Sellers' Assets on the terms and conditions set forth in this Agreement. Peak of Idaho is the current lessee of Sellers' Assets and is wholly owned by Peak Medical.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:



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                                    ARTICLE I
                                   DEFINITIONS

     When used in this Agreement, the following terms shall have the meanings specified herein. The meanings specified in this Article and elsewhere in this Agreement are for purposes of this Agreement only and do not purport to have any significance for any other purpose, including, but not limited to, any applicable reporting requirements under tax or securities laws, except as the terms may be used by reference in other agreements between the parties to this Agreement. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular shall be held to include the plural and vice versa, unless this Agreement requires otherwise.

     1.1 Agreement. "Agreement" shall mean this Facilities Purchase Agreement, together with the Exhibits and Schedules attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

     1.2 Assignment of Leases, Guaranties, Pledge Agreement and Security Agreements. "Assignment of Leases, Guaranties, Pledge Agreement and Security Agreement" shall mean the agreement executed by each Seller, IHS, Purchaser, Peak of Idaho and Peak Medical, concurrently with the Closing, whereby each Seller and IHS assigns to Purchaser, with the acceptance and approval of Peak of Idaho and Peak Medical, their respective rights, benefits, duties and obligations under the Leases, the Guaranties, the Pledge Agreement and the Security Agreements.

     1.3 Bills of Sale. "Bills of Sale" shall mean, collectively, the bill of sale to be executed by each Seller and conveying to Purchaser all of the Personal Property for each Facility owned by such Seller.

     1.4 Closing. "Closing" shall mean the closing held at 10:00 a.m., local time, on the Closing Date, at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York. All transactions occurring at the Closing shall be deemed to have occurred simultaneously, and no one transaction shall be deemed to be complete until all transactions are completed.

     1.5 Closing Date. "Closing Date" shall mean the date designated by Purchaser in a written notice to the parties hereto, which will be the date for execution and delivery of the documents described in Article IV of this Agreement.

     1.6 Closing Escrow Agreement. "Closing Escrow Agreement" shall mean the escrow agreement executed by each Seller, Purchaser, Peak of Idaho and Peak Medical, concurrently with the Closing, pursuant to which the Escrow Agent will hold in escrow certain Transaction Documents pending the Effective Date.


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     1.7 Contracts.  "Contracts" shall mean those contracts, agreements, leases, rights of renewal thereto and commitments with respect to each of the Facilities or with respect to the operation of any of the Facilities (a) to which Sellers or any of the Facilities is a party or (b) by which Sellers or any of the Facilities is bound and that are listed on Schedule 1.7 hereto.

     1.8 Deeds. "Deeds" shall mean, collectively, the general warranty deeds (or such other form of deed applicable to the State of Idaho) in recordable form, executed by each Seller and conveying to Purchaser fee simple title to the real property owned by such Seller, free and clear of all liens and encumbrances other than the Permitted Liens.

     1.9 Deferred Maintenance Adjustment. "Deferred Maintenance Adjustment" shall mean, with respect to each Facility, the amount set forth opposite such Facility's name on Schedule 1.9 hereto to cover the potential costs to be incurred after the Effective Date in making the repairs or modifications required at such Facility and described on Schedule 1.9 hereto.

     1.10 Effective Date. "Effective Date" shall mean the date that is no more than twenty (20) days following the closing of the Offering.

     1.11 Environmental Laws. "Environmental Laws" shall mean all federal, state, and local laws, statutes, ordinances, regulations, policies, rules, directives, guidelines, Permits, licenses, criteria and rules of common law now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the regulation and protection of human health, safety, the environment and natural resources (including, without limitation, ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, and wildlife, aquatic species and vegetation), including, without limitation, relating to emissions, discharges, releases or threatened releases of Hazardous Materials (as defined in Section 7.22 hereof) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Federal Insecticide, Fungicide, and Rodenticide Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act, the Occupational Safety and Health Act, and the Safe Drinking Water Act, and as the same may be amended, modified or supplemented, the regulations promulgated pursuant thereto, and their state and local counterparts or equivalents.

     1.12 Environmental Remediation. "Environmental Remediation" shall mean, with respect to each Facility, the work described opposite such Facility's name on Schedule 1.12 hereto to be performed after the Closing for the investigation and/or remediation of the environmental conditions at such Facility described on
Schedule 1.12 hereto.


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     1.13 Escrow  Agent.  "Escrow  Agent"  shall mean  Fidelity  National  Title
Insurance Company of New York.

     1.14 Escrow Agreement. "Escrow Agreement" shall mean the escrow agreement among Purchaser, Peak of Idaho and Escrow Agent pursuant to which the Deferred Maintenance Adjustment is to be held and disbursed.

     1.15 Facilities. "Facilities" shall mean the Real Property, Improvements and Personal Property constituting the health care facilities described on Exhibit B hereto. Reference to any one of the Facilities individually and not specifically shall be referred to herein as a "Facility".

     1.16 Final Financial Statements; Final Balance Sheet. "Final Financial Statements" shall mean the unaudited Financial Statements of the Facilities as of the Effective Date, including a balance sheet for each of the Facilities as of such date, together with the related unaudited statement of income for the period from January 1, 1998 through the Effective Date. "Final Balance Sheet" shall mean the balance sheet included in the Final Financial Statements.

     1.17 Financial Statements of the Facilities. "Financial Statements of the Facilities" shall mean the unaudited Financial Statements for each of the Facilities, as of December 31, 1997, as described in Schedule 1.17 hereto.

     1.18 Guaranties. "Guaranties" shall mean, collectively, the Guaranties, executed and delivered by Peak Medical to each of the Sellers concurrently with the execution and delivery of the Leases, pursuant to which Peak Medical guaranteed to each of the Sellers the payment and performance by Peak of Idaho of the obligations under each of the Leases.

     1.19 IHS. "IHS" shall mean Integrated Health Services, Inc., a Delaware corporation, with principal offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117.

     1.20 Improvements. "Improvements" shall mean, collectively, the buildings and all attached fixtures constituting the nursing home/adult care facilities and related improvements, Related Rights and Fixtures, constructed on each of the Real Properties.

     1.21 Intangible Property. "Intangible Property" shall mean (a) all transferable consents, authorizations, variances or waivers, licenses, permits and approvals given or issued by any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality having jurisdiction over the respective Facilities and (b) all rights to use the names of the Facilities set forth on Schedule 1.21 hereto.


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     1.22 Knowledge.  "Knowledge" of a party shall mean (a) actual  knowledge of an officer or management level employee of such party, with respect to a corporation, (b) actual knowledge of a general partner or management level employee of such party, with respect to a partnership, or (c) actual knowledge of the person with respect to a natural person.

     1.23 Law. "Law" shall mean any federal, state, local or other law, ordinance, code, or governmental agency requirement of any kind, and the rules, regulations and orders promulgated thereunder including, without limitation, the Environmental Laws.

     1.24 MAI Appraisal. "MAI Appraisal" shall mean, with respect to each Facility, an appraisal, in form and substance satisfactory to Purchaser, prepared by an appraiser who is a Member of the Appraisal Institute and is experienced in appraising properties of the same nature, and in the same geographical vicinity, as each Facility.

     1.25 Leases. "Leases" shall mean, collectively, the leases executed and delivered by each of the Sellers and Peak of Idaho, pursuant to which each of the Sellers leased to Peak of Idaho, and Peak Idaho leased from each of the Sellers, the respective Facilities.

     1.26 Monarch. "Monarch" shall mean Monarch Properties, Inc., a Maryland corporation, with principal offices at 8889 Pelican Bay Boulevard, Naples, Florida 34103.

     1.27 Offering. "Offering" shall mean the public offering of shares of common stock of Monarch.

     1.28 Peak Medical. "Peak Medical" shall mean Peak Medical Corporation, a Delaware corporation, with principal offices at 5635 Jefferson Boulevard, N.E., Albuquerque, New Mexico 87189.

     1.29 Peak of Idaho. "Peak of Idaho" shall mean Peak Medical of Idaho, Inc., a Delaware corporation, with principal offices at 5635 Jefferson Boulevard, N.E., Albuquerque, New Mexico 87189, and a wholly owned subsidiary of Peak Medical.

     1.30 Permits. "Permits" shall mean all permits, consents, waivers, exemptions, orders, certificates of need, licenses and governmental and agency authorizations, registrations and approvals with respect to each of the Facilities, as listed on Schedule 1.30 hereto. For purposes of this definition, the term "license" shall mean the permit to own a nursing home and to operate a nursing home issued to any operator of a nursing home upon application to, and approval by, the health care facilities branch, pursuant to the relevant state nursing home licensure act, as in effect on the Effective Date.


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     1.31   Permitted   Liens.   "Permitted   Liens"  shall  mean  those  liens,
encumbrances,   mortgages,  charges,  claims,  restrictions,  pledges,  security interests, impositions and other matters affecting any of the Facilities, as listed on Schedule 1.31 hereto.

     1.32 Personal Property. "Personal Property" shall mean, collectively, the vehicles, equipment, machinery, furniture, fixtures, furnishings, moveable walls or partitions, computers or trade fixtures, office equipment, operating supplies and other tangible real or personal property owned or leased by Sellers on the Closing Date.

     1.33 Pledge Agreement. "Pledge Agreement" shall mean the pledge agreement, executed and delivered from Peak Medical to IHS, pursuant to which Peak Medical pledged to IHS the stock of Peak of Idaho, as security for the performance of Peak of Idaho under the Leases.

     1.34 Purchase Price. "Purchase Price" shall mean the sum of $11,300,000.

     1.35 Real Property. "Real Property" shall mean, collectively, all of the land and Improvements located thereon, situated at the addresses as listed on Exhibit B hereto, that is currently owned by Sellers.

     1.36 Release. "Release" shall mean the release, deposit, disposal or leakage of any Hazardous Material into, upon or under any land or water or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

     1.37 Security Agreements. "Security Agreements" shall mean, collectively, the security agreements, executed and delivered from Peak of Idaho to Sellers, whereby Peak of Idaho granted to Sellers a security interest in the Personal Property and Intangible Property in order to secure the obligations of Peak of Idaho under each of the Leases.

     1.38 Sellers' Liabilities. "Sellers' Liabilities" shall mean any and all liabilities of Sellers or any of the Facilities, whether actual or contingent, relating to each of the Facilities that are (a) reflected on the Financial Statements of the Facilities or on Schedule 1.38 hereto or (b) except for liabilities arising from operation of the Facilities on or prior to the Closing Date, arising under the Contracts.

     1.39 Seller Licenses. "Seller Licenses" shall mean, if and as applicable, all material licenses, Permits and authorizations necessary for the lawful operation of the respective Facilities, as the Facilities currently are operated, including all licenses, Permits and authorizations necessary to (a) lawfully operate all beds contained in the Facilities as nursing home beds, (b) provide licensed nursing services and any other services currently provided at


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



the respective Facilities, and (c) receive payment under the Medicare and applicable state Medicaid programs.

     1.40 Sellers' Assets. "Sellers' Assets" shall mean, collectively, the Real Property, the Facilities, the Personal Property and the Intangible Property.

     1.41 Subsidiary. "Subsidiary" shall mean a corporation that is directly or indirectly wholly owned by IHS.

     1.42 Survey. "Survey" shall mean, with respect to a Facility, a survey that is (a) certified to Purchaser, the applicable Seller, IHS and the Title Company,
(b) prepared in accordance with the minimum standard detail requirements and classifications for ALTA/ASCM land title surveys, as adopted in 1992 by ALTA/ASCM, including Table A responsibilities and specifications 1-4, 6-11 and 13, and (c) otherwise in form satisfactory to Purchaser.

     1.43 Title Commitment. "Title Commitment" shall mean, with respect to a Facility, a title insurance commitment, issued by the Title Company, dated after the date of this Agreement and committing the Title Company to insure Purchaser's fee simple title to the applicable Facility, without the so-called "standard exceptions", in the amount of the portion of the Purchase Price allocated to such Facility pursuant to Section 13.12 hereof, together with legible copies of all recorded documents referred to therein.

     1.44 Title Company. "Title Company" shall mean Fidelity National Title Insurance Company of New York.

     1.45 Title Insurance Policy. "Title Insurance Policy" shall mean, with respect to a Facility, a title insurance policy, issued pursuant to the applicable Title Commitment by the Title Company concurrently with the Closing, that insures Purchaser's fee simple title to the applicable Facility, without the so-called "standard exceptions", and subject only to the Permitted Liens. Each Title Insurance Policy shall include the following endorsements, to the extent available under the law of the state in which the applicable Facility is located: (a) Form 3.1 completed zoning endorsement, (b) comprehensive endorsement, (c) access endorsement, (d) survey endorsement, (e) separate tax parcel endorsement, (f) contiguity endorsement (if the Real Property on which the applicable Facility is located consists of more than one parcel), and (g) such other endorsements as Purchaser reasonably may require.

     1.46 Transaction Documents. "Transaction Documents" shall mean this Agreement, the Leases, the Memoranda of Lease, the Guaranties, the Pledge Agreement, the Security Agreements, the Escrow Agreement, the Closing Escrow Agreement, the Assignment of Leases, Guaranties, Pledge Agreement and Security Agreements and all other agreements related thereto executed and delivered by the parties to this Agreement.


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     1.47 UCC Search Report.  "UCC Search Report" shall mean a UCC search report in the name of the applicable Seller and Facility conducted at the state and county level in the state in which the applicable Facility is located and, if different, in the state in which the applicable Seller is organized and in the state in which the applicable Seller's chief executive office is located.


                                   ARTICLE II
                                PURCHASE AND SALE

     2.1 Agreement to Sell and Buy. On the terms and subject to the conditions set forth in this Agreement, Sellers agree to sell to Purchaser, and Purchaser agrees to acquire from Sellers, Sellers' Assets.

     2.2 No Assumption of Liabilities. Except as specifically set forth in this Agreement, Purchaser is not acquiring or assuming any liabilities of Sellers, IHS, Peak Medical, Peak of Idaho or the Facilities whatsoever, including, without limitation, those of Sellers or Peak of Idaho with respect to Sellers' Assets.

     2.3 "As Is" Purchase. Purchaser is acquiring Sellers' Assets without any express or implied warranties other that those specifically set forth in this Agreement.


                                   ARTICLE III
                                 PURCHASE PRICE

     The Purchase Price shall be payable on the Effective Date by wire transfer in accordance with wire transfer instructions to be provided by Sellers. The Purchase Price shall be allocated among the Facilities as set forth in Section
13.12 hereof. Sellers and Purchaser agree that, for purposes of this Agreement, no portion of the Purchase Price shall be allocated to the Personal Property or the Intangible Property.


                                   ARTICLE IV
                                     CLOSING

     On the Closing Date, at the offices of LeBoeuf, Lamb, Greene & MacRae, L.L.P., 125 West 55th Street, New York, New York 10019, the documents to be delivered by Sellers, Purchaser, Peak of Idaho and Peak Medical, pursuant to Sections 10.5 and 11.5 hereof, shall be delivered to the Escrow Agent, to be held in escrow until the Effective Date, subject to and in accordance with the Closing Escrow Agreement.

                                    ARTICLE V
                              COSTS AND PRORATIONS

     The costs of the transaction and the expenses related to the ownership and operation of the Sellers' Assets shall be paid as follows:

     5.1 Transfer Taxes; Sales Taxes. Peak of Idaho shall pay all state and county transfer or excise taxes due on the transfer to Purchaser of title to the Real Property and the respective Facilities and all assessments and taxes related to the recording of the corresponding deeds. Peak of Idaho shall pay any sales tax due on the transfer to Purchaser of title to the Personal Property, although the parties believe no such tax is due.

     5.2 MAI Appraisals. Peak of Idaho shall pay the cost of the MAI Appraisals delivered by Sellers to Purchaser.

     5.3 Title Insurance. Peak of Idaho shall pay the cost of the Title Commitments and the premium for the Title Insurance Policies (including any leasehold policies desired by Peak of Idaho) for the respective Facilities.

     5.4 Surveys/UCC Search Reports. Peak of Idaho shall pay the cost of the Surveys and the UCC Search Reports for the respective Facilities.

     5.5 Environmental Reports/Remediation. Peak of Idaho shall pay for the cost of Phase I environmental assessments for the respective Facilities, for any additional assessments recommended in the original Phase I environmental assessments, and for the cost of the Environmental Remediation agreed upon by the parties and as described on Schedule 1.9 hereto. Sellers shall cause the Phase I environmental assessments and any additional assessments or reports provided by Sellers to be certified to the Purchaser for reliance by Purchaser thereon.

     5.6 Attorneys' Fees. Sellers and Peak of Idaho shall pay their own attorneys' fees and disbursements and Peak of Idaho shall pay the attorneys' fees and disbursements of counsel to Purchaser, which attorneys' fees shall be up to Twenty-Five Thousand Dollars ($25,000), plus all reasonable costs and disbursements.

     5.7 Recording Costs. Peak of Idaho shall pay all recording fees relating to the recording of the deeds.

     5.8 Releases. Peak of Idaho shall pay the cost of obtaining and recording any releases necessary to deliver title to Sellers' Assets in accordance with the terms of this Agreement.

     5.9 Deferred Maintenance Adjustment. On the Effective Date, Peak of Idaho shall deposit into escrow with the Escrow Agent the Deferred Maintenance
Adjustment attributable to the Facilities, the total Deferred Maintenance Adjustment to be no more than Fifty Thousand Dollars ($50,000).

     5.10 Commitment Fee. On the Effective Date, Peak of Idaho shall pay to Purchaser a commitment fee equal to an aggregate of One Hundred and Thirteen Thousand Dollars ($113,000).

     5.11 Other Items. Purchaser has no duty to operate any Facility from and after the Effective Date, such operations to be accomplished solely by Peak of Idaho, subject to the provisions of the Leases. Accordingly, Peak of Idaho shall be responsible for (a) all revenues and expenses attributable to the Facilities, where attributable to the period before or after the Effective Date, (b) the real and personal property taxes, assessments and similar charges that are levied against the Facilities, whether attributable to the period before or after the Effective Date, (c) all utilities provided to the Facilities, whether before or after the Effective Date, and (d) any amounts that have been prepaid, or that remain to be paid, under any of the Contracts affecting Sellers' Assets.


                                   ARTICLE VI
                                   POSSESSION

     At the Effective Date, Purchaser shall be entitled to possession of Sellers' Assets, subject only to (a) the rights of the patients and residents of the respective Facilities, (b) any possessory rights granted to any person under the Permitted Liens and (c) the rights of Peak of Idaho under the Leases.


                                   ARTICLE VII
                    REPRESENTATIONS AND WARRANTIES OF SELLERS

     Subject to the provisions of Section 12.8 hereto, each Seller hereby represents and warrants to Purchaser that:

     7.1 Corporate Organization; Good Standing; Corporate Information. Such Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and it has the corporate power and authority to develop, own, operate and lease the Facility owned by it, to carry on its businesses as and in the places where such businesses are now conducted and where such properties are now developed, owned, leased or operated, and to enter into the transactions and perform its obligations under this Agreement, the other Transaction Documents and any other documents and instruments required to be delivered to which it is or is to become a party and it is duly qualified as a foreign corporation to do business in the jurisdiction in which the Facility owned by it is located or in which failure so to qualify would impair its ability to perform its obligations under this Agreement or any other Transaction Document.

     7.2 Authorization; Enforceability. The execution, delivery and performance by such Seller of this Agreement, the other Transaction Documents and of all of the documents and instruments contemplated hereby to be executed and delivered by it are within the legal and corporate power and authority of such Seller and have been duly authorized by all necessary legal and corporate action of such Seller. This Agreement is, the other Transaction Documents are, and the other documents and instruments required hereby to be delivered by it will be, when executed and delivered, the valid and binding obligations of such Seller, enforceable against it in accordance with their respective terms.

     7.3 No Violation or Conflict. The execution, delivery and performance of this Agreement, the Transaction Documents and all of the other documents and instruments contemplated hereby to be executed and delivered by such Seller does not and will not conflict with or violate any material Law, judgment, or any order or decree binding on it or the Articles of Incorporation or By-Laws of such Seller. Except as indicated on Schedule 7.3(a) hereto, no notice to, filing or registration with, or authorization, consent or approval of, any person, entity or governmental or regulatory agency is necessary or required by such Seller in connection with the execution and delivery of this Agreement, the Transaction Documents and all of the other documents and instruments contemplated hereby to be executed and delivered by such Seller or the consummation by such Seller of the transactions contemplated hereby or the performance by such Seller of its obligations hereunder. Except as indicated on
Schedule 7.3(b) hereto, since January 1, 1998, such Seller has received no written notice from any governmental or regulatory agency having jurisdiction over the respective Seller's Facility (a) claiming any violation of any Law (which violation has not been cured or otherwise remedied), or (b) requiring or calling attention to the need for any work, repairs, construction, alterations or installation in connection with the Facility owned by it which is or may be required in order to comply with any Law (which work, repairs, construction, alterations or installation has not been completed).

     7.4 Assets. The Personal Property, Real Property and Intangibles constitute all of the assets used in the operation of the Facility owned by it. Such Seller owns good, valid and clear title to all of the Personal Property owned by it and to all the other assets, if any, owned by it and used in the operation of the Facility owned by it, and also including, but not limited to, all assets owned by such Seller that are reflected in the Financial Statements of the Facilities related to the Facility owned by it and all assets acquired by it since the date thereof related to the Facility owned by it (except for assets that have been sold or otherwise disposed of in the ordinary course of business), free and clear of any and all mortgages, liens, encumbrances, charges, claims, restrictions, pledges, security interests or impositions except Permitted Liens and the rights of Peak of Idaho under the Leases.

     7.5 No Litigation. Except as listed on Schedule 7.5 hereto, including matters set forth on Schedule 7.3(b) and on Schedule 7.22 hereto, there is no material litigation, arbitration proceeding, governmental investigation, citation, suit, action proceeding or claim of any kind pending or threatened, against it or the Facility owned by it that would relate to such Facility or any portion thereof or the ability of such Seller to perform its obligations under this Agreement or under any other Transaction Documents. The matters described on Schedule 7.5 hereto, if adversely determined, considered in the aggregate, would not have a material adverse effect on the business or financial condition of such Seller or the Facility or on any material portion of the assets of such Seller or the Facility owned by it and would not preclude such Seller from performing its obligations under this Agreement and under any other Transaction Documents.

     7.6 Personal Property and Improvements. Except as provided on Schedule 7.6 hereto, the Personal Property and Improvements used in the operation of the Facility owned by such Seller, as of the Effective Date, are (a) in good operating condition and in a state of good maintenance and repair, normal wear and tear excepted, and (b) the Improvements have no structural defects and are adequate and suitable for the purpose for which they are presently being used.

     7.7 Real Property and Improvements. Such Seller owns good, indefeasible and insurable title to the Real Property owned by it, free and clear of any and all mortgages, liens, encumbrances, charges, claims, restrictions, pledges, security interest or impositions except the Permitted Liens. There are no existing or impending Improvement liens or special assessments to be made, or which have been made, against the Real Property or Improvements owned by it by any governmental authority. Neither the Improvements owned by it, nor the use thereof, any Personal Property therein, nor the operation or maintenance thereof, violate any restrictive covenant or encroach on any property owned by others. No condemnation or similar proceeding is pending, nor, has such Seller or the Facility owned by it, received any written notice of any condemnation or similar proceeding, threatened or contemplated that would preclude or impair the use of the Real Property, the Improvements or Personal Property owned by it or any portion thereof by Purchaser for the purposes for which it is currently used.

     7.8 Zoning. There exists no judicial, quasi-judicial, administrative or other proceeding which might adversely affect the validity of the current zoning of the Real Property and Improvements owned by it, nor is there any threatened action or proceeding which could result in the modification and termination of any such zoning.

     7.9 Leases. Schedule 1.7 hereto contains an accurate and complete list of each lease of Personal Property to which such Seller or the Facility owned by it is a party or by which such Seller or any Facility owned by it is bound, including, but not limited to, the Leases with Peak of Idaho.

     7.10 Liabilities. (a) The Sellers Liabilities include all liabilities of such Seller in connection with the Facility owned by it for money borrowed or credit purchases, other than obligations that will be discharged prior to Closing, (b) such Seller is not in material default under any obligation included in the Sellers Liabilities, and no event has occurred or is contemplated by it, that would constitute a material default, or an event that with the giving of notice or passage of time or both would constitute a default thereunder, and (c) such Seller has paid, and through the Effective Date shall pay, all amounts due and payable to the Effective Date under the terms of each obligation included in the Sellers Liabilities.

     7.11 Taxes. All tax returns required under applicable Law relating to the Facility owned by such Seller, to have been filed by or on behalf of it have been filed. All taxes of such Seller and taxes with respect to the Facility owned by it for all periods covered by such returns have been paid or adequately provided for. No unpaid deficiencies for any such taxes have been officially asserted or assessed against such Seller or, any Facility owned by it.

     7.12 Contracts. Schedule 1.7 hereto constitutes a true and complete list of all Contracts to which such Seller or the Facility owned by it is a party or by which such Seller or the Facility owned by it is bound.

     7.13 Contracts and Leases. With respect to those Contracts or leases listed on Schedule 1.6 hereto, including, but not limited to, the Leases, Peak of Idaho shall continue such Contracts and leases, as provided for in the Leases, and such Seller shall defend, indemnity and hold harmless Purchaser from and against any and all covenants, duties and obligations under such Contracts and leases, including, without limitation, any and all costs and expenses arising out of or in connection with any such covenants, duties and obligations before the Effective Date.

     7.14 Financial Statements of the Facilities. (a) The Financial Statements of the Facilities, taken as a whole, fairly presents the financial position and, if applicable, the results of operations of the Facility owned by such Seller as of the dates thereof and the periods then ended and were prepared in accordance with generally accepted accounting principles consistently applied and (b) the Final Financial Statements when delivered will present fairly the financial position and the results of operations of the Facility owned by such Seller as of the Closing Date and the period then ended and will be prepared in accordance with generally accepted accounting principles consistently applied.

     7.15 No Adverse Change. Except as set forth in Schedule 7.15 hereto, since January 1, 1998 there has not been: (a) any material adverse change in the financial condition or business of the Facility owned by such Seller, or any material adverse change in the net operating income of the Facility owned by it,
(b) any material loss, damage, condemnation or destruction to the Facility owned by such Seller, (c) any labor dispute or disturbance, litigation or any event or condition that could materially adversely affect the operation of the Facility owned by such Seller, (d) any borrowings by such Seller secured by the Facility owned by it, or (e) any sale, transfer or other disposition of assets of the Facility owned by such Seller other than in the ordinary course of business.

     7.16 Employment Agreements and Benefits. (a) Schedule 7.16 hereto is a true and complete list of all agreements or contracts relating to the compensation and other benefits of present and former employees, salesmen, individual consultants, individuals and other individual agents of such Seller relating to the Facility owned by it, including all collective bargaining agreements and all pension, retirement, bonus, stock option, profit sharing, health, disability, life insurance, hospitalization, education or other similar plans or arrangements (whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), true and complete copies of which, including any trust, insurance or other funding agreements (or true and complete descriptions of which, in the case of oral agreements) have been delivered to Purchaser, (b) such Seller has not contributed to or maintained any
"multiemployer plan", as defined in Section 3(37) of ERISA, in respect of present or former employees at the Facility owned by it, and (c) except as set forth in Schedule 7.16 hereto, no such agreements require Purchaser to assume or make payments with respect to any employment, compensation, fringe benefit, pension, profit sharing or deferred compensation plan in respect of any employee or former employee or the dependent or beneficiary of any employee or former employee of such Seller although such Seller will have such liabilities in accordance with the terms of such arrangements to the extent such liabilities exist.

     7.17 Insurance. (a) Schedule 7.17 hereto (i) contains an accurate and complete list of all material policies of property, fire and casualty, product liability, workers' compensation and other forms of insurance owned or held by such Seller in connection with the Facility owned by it and (ii) includes for each such policy its type, term, limits and retentions, deductibles, name of insurer, and (b) all such policies are in full force and effect with all premiums billed or otherwise due having been paid in full.

     7.18 Compliance with the Law.

          (a) Except as set forth on Schedule 7.3(b) and Schedule 7.22 hereto, the use, maintenance and operation of the Facility owned by such Seller does not violate or conflict in any material respect with any Law.

          (b) The Permits constitute all permits, consents, waivers, exemptions, orders, certificates of need, licenses and governmental agency authorizations, registrations and approvals necessary for the development, construction, ownership, licensure, use, maintenance and operation of the Facility owned by such Seller in compliance with all applicable Laws (as such Facility is being operated on the Effective Date). Except as shown on Schedule 1.30 hereto, all such Permits are in full force and effect, have been duly obtained, made, given or taken and are being complied with in all material respects, subject to approvals required in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

          (c) To the best of its Knowledge, no governmental authority having jurisdiction over the Facility owned by such Seller has issued any citations with respect to any deficiencies or other matters that fail to conform to any applicable statute, regulation, ordinance or bylaw and that have not been corrected as of the date hereof or that shall not have been corrected on or prior to the Effective Date, except to the extent that either (i) a waiver has been issued by the appropriate authority, in which case a copy of such waiver is included on Schedule 7.18(c) hereto, or (ii) the deficiency or non-conformity will not have a material and adverse effect on the financial condition or results of the operations of the Facility owned by such Seller.

          (d) Such Seller has not received written or oral notice from any licensing or certifying agency supervising or having authority over the Facility owned by it, requiring such Facility to be reworked or redesigned or additional furniture, fixtures, equipment or inventory to be provided at such Facility so as to conform to or comply with any existing and applicable Law, code or standard, except where the requirement either (i) has been fully satisfied prior to the Closing Date, (ii) will, as of the Effective Date, be in the process of being satisfied in the ordinary course of Peak of Idaho's business pursuant to the terms of a Plan of Correction or other documentation submitted to and approved by the appropriate authority or (iii) will, as of the Closing Date, be the subject of a valid written waiver issued by the applicable licensing or certifying agency.

          (e) To the best of its Knowledge, the Facility owned by it and participating in the Medicare or Medicaid Programs is in compliance with all Conditions and Standards of Participation in those Programs, except as set forth on Schedule 7.18(e) hereto.

     7.19 Transactions with Affiliates. Except as set forth on Schedule 7.19 hereto, as of the Effective Date, the Facility owned by such Seller shall not be bound by and will not owe any amount or have any contractual obligation or commitment to any Affiliate (other than compensation for current services not yet due and payable and reimbursement of expenses arising in the ordinary course of business). "Affiliate" shall mean any employee of such Seller, any person, firm or corporation that directly or indirectly controls, is controlled by or is under common control with such Seller.

     7.20  Obligations.  To the best of its  Knowledge,  except  as set forth on
Schedule 7.20 hereto, none of the patients at the Facility owned by it have been given any concession, rebate or consideration for the rental of any room, which concession, rebate or other consideration shall not have been paid or delivered prior to the Effective Date.

     7.21 No Broker. Except as set forth on Schedule 7.21 hereto, such Seller has not incurred any liability for broker's or finder's fees or commissions to any broker, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement. Such Seller agrees to pay and to hold Purchaser, Peak Medical and Peak of Idaho harmless from and against any amounts due and payable to any such adviser not scheduled with respect to the transactions contemplated herein.

     7.22 Environmental Compliance. "Hazardous Materials", as used herein, shall mean, collectively, (a) any petroleum or petroleum product, explosive, radioactive material, radon gas, asbestos, urea formaldehyde foam insulation, and PCBs and (b) materials which are now or hereafter become defined as "hazardous substances", "hazardous wastes", "extremely hazardous substances",
"hazardous  materials",   "restricted  hazardous  wastes",   "toxic  chemicals",
"pollutants", "toxic pollutants", "hazardous air pollutants", "air contaminants", "hazardous chemicals", or words of similar import under any applicable Environmental Laws. "Reasonable Inquiry", as used herein, shall mean review of (i) the Phase I environmental site assessment reports and Phase I update reports listed on Schedule 7.22 hereto, (ii) the asbestos survey reports listed on Schedule 7.22 hereto, and (iii) the Phase II environmental reports listed on Schedule 7.22 hereto. Except as set forth on Schedule 7.22 hereto, in connection with the Facility owned by such Seller, to the best of its Knowledge, after Reasonable Inquiry, such Seller and Peak of Idaho have complied and are in compliance with all applicable Environmental Laws, and such Seller has no Knowledge, and has not received notice, (i) that the Facility owned by it or any property contiguous to the Facility owned by it is in violation of any Environmental Law and (ii) of any pending or threatened claims involving the Facility owned by it. Except as set forth on Schedule 7.5 or Schedule 7.22 hereto, neither such Seller nor the Facility owned by it is the subject of any administrative or judicial action or proceeding pursuant to any Environmental Laws at the Effective Date in connection with the Facility owned by it. Except as set forth on Schedule 7.22 hereto, to the best of such Seller's Knowledge, after Reasonable Inquiry, no Hazardous Materials have at any time been generated, used, treated or stored at; transported to or from; or disposed of, released, emitted, discharged or deposited at or in connection with, the Facility owned by it in any way contrary to that which is allowed or permitted under any Environmental Laws.

     7.23 No Attachments. There are no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorship or voluntary or involuntary proceedings in bankruptcy or pursuant to any debtor relief laws contemplated being filed by such Seller or pending against such Seller or the Real Property or Improvements owned by it.

     7.24 No Options. There are no options, contracts or other obligations outstanding for the sale, exchange or transfer of any of the Real Property, Personal Property or Improvements owned by such Seller or any portion thereof or business operated therein, except in favor of Peak of Idaho as contained in the Leases.

     7.25 Seller Licenses. Such Seller or Peak of Idaho has all Seller Licenses applicable to the Facility owned by it. Schedule 7.25 hereto contains true and correct copies of the licenses issued most recently by the applicable health care authorities with respect to the operation of the Facility owned by such Seller. Such Seller has not received written or verbal notice (a) that any action or proceeding has been initiated or is proposed to be initiated by the appropriate state or federal agency having jurisdiction thereof, to revoke, withdraw or suspend any of the Seller Licenses applicable to the Facility owned by it in either the Medicare or Medicaid Programs or (b) of any judicial or administrative agency judgment or decision not to renew any of the Seller Licenses applicable to the Facility owned by it or (c) of any licensure or certification action of any other type applicable to the Facility owned by it.

     7.26 Disclosure. Such Seller has provided to Purchaser access to all relevant documents, materials and information in its possession or control relative to the Facility owned by it and has not withheld any documents or information that are material to the condition, assets, liabilities, businesses, operations and prospects of the Facility owned by it. Such Seller has disclosed or provided information to Purchaser with respect to all facts that are material to the condition, assets, liabilities, businesses, operations and prospects of the Facility owned by it. No representation or warranty of such Seller contained in this Agreement (which shall include any Exhibit or Schedule hereto) and no certificate or document furnished to Purchaser pursuant to the provisions hereof, contains any untrue statement of a material fact which is untrue in any material respect or omits to state a material fact necessary in order to make the statements contained therein not misleading.


                                  ARTICLE VIII
                     REPRESENTATIONS AND WARRANTIES OF IHS,
                         PEAK MEDICAL AND PEAK OF IDAHO

     Each of IHS, Peak Medical and Peak of Idaho represents and warrants to Purchaser, as to itself that:

     8.1 Corporate Organization; Good Standing. It is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Delaware. It is duly qualified as a foreign corporation to do business in the jurisdiction in which each of the Facilities is located, where such qualification is necessary to perform its obligations under this Agreement or any other Transaction Document.

     8.2 Validity of Contracts. This Agreement is, and all of the Transaction Documents to be executed by it pursuant hereto will be, the valid obligations of it, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution of this Agreement and the applicable Transaction Documents have been approved by all required corporate action on its part and does not and will not result in a breach of the terms and conditions of, nor constitute a default under or violation of, its Certificate of Incorporation or By-Laws or any Law, regulation, court order, mortgage, note, bond, indenture, agreement, license or other instrument or obligation to which it is now a party or by which any of its assets may be bound or affected.

     8.3 Authority. It has full power and authority to execute and deliver this Agreement and the applicable Transaction Documents to which it is a party.


                                   ARTICLE IX
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser hereby represents and warrants to each of the other parties hereto that:

     9.1 Organization. Purchaser is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to enter into and perform its obligations under this Agreement, the other Transaction Documents and any other documents and instruments required hereby to be delivered to which it is or is to become a party.

     9.2 Authorization; Enforceability. The execution, delivery and performance by Purchaser of this Agreement, the other Transaction Documents and all of the documents and instruments contemplated hereby are within the power of Purchaser and have been duly authorized by all necessary action of Purchaser. This Agreement is, the other Transaction Documents are, and the other documents and instruments required hereby to be delivered by Purchaser will be, when executed and delivered, the valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms.

     9.3 No Violation or Conflict. The execution, delivery and performance of this Agreement, the other Transaction Documents and all of the documents and instruments contemplated hereby to be executed and delivered by Purchaser does not and will not conflict with or violate the Limited Partnership Agreement of Purchaser or any material Law, judgment, order or decree binding on Purchaser.

     9.4 No Broker. Except as set forth on Schedule 9.4 hereto, Purchaser has incurred no liability for broker's or finder's fees or commissions to any broker or other intermediary in connection with the transactions contemplated by this Agreement. Purchaser agrees to pay and to hold Sellers, IHS, Peak Medical and Peak of Idaho harmless from and against any amounts due and payable to any such adviser not scheduled with respect to the transactions contemplated herein.


                                    ARTICLE X
              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF PURCHASER

     Each and every obligation of Purchaser to be performed on the Effective Date shall be subject to the satisfaction as of both the Closing Date and the Effective Date of the following express conditions precedent (it being the understanding of the parties that any of such conditions may be waived by Purchaser):

     10.1 Compliance with this Agreement. Sellers shall have performed and complied in all material respects with all of their obligations under this Agreement that are to be performed or complied with by them prior to or on the Closing Date, including, but not limited to, the payment of all costs, fees and expenses that Sellers are required to pay pursuant to this Agreement.

     10.2 Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken by Sellers in connection with the transactions contemplated by this Agreement, the other Transaction Documents and any other documents incident thereto, shall be reasonably satisfactory in form and substance to Purchaser and Purchaser's counsel, and Sellers shall have made available to Purchaser and Purchaser's counsel (or Purchaser shall have obtained itself prior to the Closing Date or waived the necessity for receipt thereof prior to the Closing Date) for examination the originals or true and correct copies of all documents that Purchaser and Purchaser's counsel may reasonably request in connection with the transactions contemplated by this Agreement and the other Transaction Documents, including, but not limited to:

     (a)  an MAI Appraisal for each of the Facilities;

     (b)  a Title Commitment for each of the Facilities;

     (c) acceptable engineering, architectural and Phase I environmental site assessments for each of the Facilities;

     (d)  a Survey for each of the Facilities;

     (e)  a UCC Search Report for each of the Facilities;

     (f)  the Sellers Licenses for each of the Facilities;

     (g) valid permanent Certificates of Occupancy, if reasonably available and required under the Law, for each of the Facilities as well as any other licenses or Permits reasonably available and required to be obtained from applicable governmental authorities with respect to the use and occupancy of each of the Facilities;

     (h)  for  each  Seller  and  Peak  of  Idaho,  Articles  of  Incorporation,
          Certificates of Good Standing and Certificates of Authority to Transact Business in the State of Idaho;

     (i) for IHS and Peak Medical, Articles of Incorporation and Certificates of Good Standing;

     (j) certified resolutions of the Board of Directors of each Seller, IHS, Peak Medical and Peak of Idaho, in each case authorizing and approving the execution, delivery and performance of Sellers', IHS's, Peak Medical's and Peak of Idaho's obligations under this Agreement and the other Transaction Documents;

     (k) the opinion of Sellers' local healthcare counsel in the State of Idaho, as special healthcare counsel to Sellers, in a form reasonably acceptable to Purchaser;

     (l) the opinion of counsel to Peak Medical and Peak of Idaho, in a form reasonably acceptable to Purchaser;

     (m)  the Leases;

     (n)  the Guaranties;

     (o)  the Pledge Agreement;

     (p)  the Security Agreements; and

     (q)  the shares of stock in Peak of Idaho.

     10.3 No Litigation. Except as provided on Schedule 10.3 hereto, no investigation, suit, action or other proceeding shall be instituted, threatened or pending before any court or governmental agency or body that seeks restraint, prohibition, damages or other relief in connection with this Agreement, the other Transaction Documents or the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

     10.4 Representations and Warranties. The representations and warranties made by Sellers, IHS, Peak Medical and Peak of Idaho in this Agreement and the other Transaction Documents shall be true and correct in all material respects at and as of the Closing Date and the Effective Date.

     10.5 Deliveries at the Closing. Sellers, IHS, Peak Medical and Peak of Idaho shall have delivered to Purchaser the following documents, each properly executed and dated as of the Closing Date:

     (a)  this Facilities Purchase Agreement;

     (b)  the Deeds;

     (c)  the Bills of Sale;

     (d) the Assignment of Leases, Guaranties, Pledge Agreement and Security Agreements;

     (e)  memoranda of lease in recordable form with respect to the Leases;

     (f)  the Escrow Agreement;

     (g)  the Closing Escrow Agreement; and

     (h) any such other documents or instruments as Purchaser and Purchaser's counsel shall reasonably request in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

     10.6 Regulatory Approvals. All required licenses, authorizations, registrations, Permits and approvals from federal and state regulatory agencies with jurisdiction over each of the Facilities to permit the transactions contemplated by this Agreement and the other Transaction Documents shall have been obtained or completed to the reasonable satisfaction of Purchaser and any and all conditions to the effectiveness thereof shall have been satisfied.

     10.7 Default. Each Seller and IHS shall not be in default, where said default cannot be cured by the Closing Date, under any mortgage, contract, lease or other agreement to which such Seller and IHS is a party or by which such Seller and IHS is bound and that materially affects of relates to the Real Property, the Personal Property or any of the Facilities. No Event of Default shall exist under the Leases, the Guaranties or any other agreements involving Peak Medical, Peak of Idaho, the Sellers, IHS and the Facilities.

     10.8 Approvals. The Board of Directors of Monarch shall have approved the transactions contemplated by this Agreement and the Transaction Documents.

     10.9 Offering. Monarch shall have completed the Offering.


                                   ARTICLE XI
                             CONDITIONS PRECEDENT TO
                           THE OBLIGATIONS OF SELLERS

     Each and every obligation of Sellers to be performed on the Effective Date shall be subject to the satisfaction as of both the Closing Date and the Effective Date of the following express conditions precedent (it being the understanding of the parties that any of such conditions may be waived by Sellers):

     11.1 Compliance with this Agreement. Purchaser shall have performed and complied in all material respects with all of its obligations under this Agreement and the other Transaction Documents that are to be performed or complied with by it prior to or on the Closing Date, including, but not limited to, the payment of the Purchase Price by Purchaser.

     11.2 Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken by Purchaser in connection with the transactions contemplated by this Agreement, the other Transaction Documents and any other documents incident thereto, shall be reasonably satisfactory in form and substance to Sellers and Sellers' counsel, and Purchaser shall have made available to Sellers and Sellers' counsel (or Sellers shall have obtained themselves prior to the Closing Date or waived the necessity for receipt thereof prior to the Closing Date) for examination the originals or true and correct copies of all documents that Sellers and Sellers' counsel may reasonably request in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

     11.3 No Litigation. Except as provided on Schedule 11.3 hereto, no investigation, suit, action or other proceeding shall be threatened or pending before any court or governmental agency that seeks restraint, prohibition, damages or other relief in connection with this Agreement, the other Transaction Documents or the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

     11.4 Representations and Warranties. The representations and warranties made by Purchaser in this Agreement and the other Transaction Documents shall be true and correct in all material respects at and as of the Closing Date and the Effective Date.

     11.5 Deliveries at the Closing. Purchaser shall have delivered to Sellers, IHS, Peak Medical and Peak of Idaho the following documents, each properly executed and dated as of the Closing Date:

     (a)  the agreements  identified in subparagraphs (a) through (h) of Section
          10.5 hereof;

     (b) Certificate of Formation, Certificate of Good Standing and Certificate of Authority to Transact Business of Purchaser;

     (c) certified resolutions of Monarch and Purchaser, authorizing and approving the execution, delivery and performance of Purchaser's obligations under this Agreement and the other Transaction Documents; and

     (d) any such other documents or instruments as Sellers and Sellers' counsel shall reasonably request in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

     11.6 Restraints. No action or proceeding before a court or any other governmental agency or body of or in the United States shall have been instituted or threatened to restrain or prohibit the consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

     11.7 Regulatory Approvals. All required authorizations, registrations, Permits and approvals from federal and state regulatory agencies with jurisdiction over each of the Facilities to permit the transactions contemplated by this Agreement and the other Transaction Documents shall have been obtained or completed to the reasonable satisfaction of Sellers.

     11.8 Approvals. The Board of Directors of each of the Sellers and IHS and the requisite lenders under IHS's Revolving Credit and Term Loan Agreement shall have approved the transactions contemplated by this Agreement and the Transaction Documents.


                                   ARTICLE XII
                    ADDITIONAL COVENANTS AND INDEMNIFICATIONS

     12.1 Transfer Taxes and Fees. Sellers shall pay all fees, transfer taxes or assessments, if any, charged to grantors, lessors, sub-lessors, transferors or assignors under applicable Law in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

     12.2 Cooperation. The parties hereto shall cooperate in all respects in connection with the giving of any notices to any governmental authority or self-regulatory organization or securing the permission, approval, determination, consent or waiver of any governmental authority or other party required in connection with the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

     12.3 Additional Instruments. At any time and from time to time after the Closing, at Purchaser's reasonable request and without further consideration, Sellers, Peak Medical and Peak of Idaho shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as Purchaser may reasonably deem necessary to consummate the transactions contemplated by this Agreement and the other Transaction Documents. At any time and from time to time after the Closing, at the reasonable request of Sellers, Peak Medical and Peak of Idaho and without further consider ation, Purchaser shall execute and deliver such other instruments and take such other action as Sellers, Peak Medical and Peak of Idaho may reasonably deem necessary to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

     12.4 Publicity. All general notices, releases, statements and communications to employees and patients of Purchaser, Sellers, Peak of Idaho and each of the Facilities relating to the transactions contemplated by this Agreement shall be made only at such times and in such manner as may be mutually agreed upon by Purchaser, Sellers and Peak of Idaho. All general notices, releases, statements and communications to the general public and the press relating to the transactions contemplated by this Agreement shall be made only with such content and at such times and in such manner as may be mutually agreed upon by Purchaser, Sellers and Peak of Idaho; provided, however, that each party shall be entitled to make a public announcement of the transaction if, in the opinion of its counsel, such announcement is required to comply with the Law.

     12.5 Confidentiality. Purchaser shall not disclose to any person or company or use for its own benefit any material information related to the ownership or operation of the Facilities by Sellers and Peak of Idaho, including customer or patient-related information, without Sellers' and Peak of Idaho's express prior written permission except for disclosure by Purchaser to its counsel, its lenders and their counsel and appropriate regulatory agencies, except any such information that is now or hereafter becomes available to the public without breach of any confidentiality agreement.

     12.6 Indemnifications.

          (a) Sellers and IHS, jointly and severally, shall indemnify and hold harmless Purchaser and its partners, officers, directors, shareholders, employees, agents, and assigns (collectively, the "Purchaser Indemnified Parties"), from any and all liabilities, obligations, losses, demands, judgments, actions, suits, causes of action, claims, proceedings, investigations, citations, matters, damages, penalties, sanctions, costs, expenses, and disbursements (including, without limitation reasonable attorneys' and consultants' fees and expenses), whether or not subject to litigation (hereinafter collectively referred to as the "Claims") of any kind or character imposed upon, arising out of, in connection with, incurred or in any way attributed or relating to the breach or failure of any representation or warranty made by Sellers that is contained in Sections 7.1, 7.2 and 7.3 hereof and made by IHS that is contained in Sections 8.1, 8.2 and 8.3 hereof.

          Sellers and IHS further covenant and agree to defend the Purchaser Indemnified Parties on account of said Claims and to pay any judgment against the Purchaser Indemnified Parties, or any other amount as indicated in this
Section 12.6(a), along with all reasonable costs and expenses relative to any such Claims, including reasonable and documented attorneys' fees and expenses; provided, however, that the Purchaser Indemnified Parties shall, nevertheless, have the right, if they so elect, to participate (with counsel of their choosing, which counsel must be approved by Sellers and IHS, which approval may not be unreasonably withheld) in the defense of any such Claim in which they may be a party without relieving Sellers and IHS, of the obligation to defend the same. To the extent applicable, the Purchaser Indemnified Parties covenant not to settle or compromise any Claim under this section without the written consent of Sellers and IHS, which consent may not be unreasonably withheld or delayed under the circumstances. Failure to comply with the preceding covenant shall be deemed a complete waiver of any rights that the Purchaser Indemnified Parties have or may have under this Section 12.6(a).

          (b) Peak Medical and Peak of Idaho, jointly and severally, shall indemnify and hold harmless Purchaser and its partners, officers, directors, shareholders, employees, agents, and assigns (collectively, the "Purchaser Indemnified Parties"), from any and all liabilities, obligations, losses, demands, judgments, actions, suits, causes of action, claims, proceedings, investigations, citations, matters, damages, penalties, sanctions, costs, expenses, and disbursements (including, without limitation reasonable attorneys' and consultants' fees and expenses), whether or not subject to litigation (hereinafter collectively referred to as the "Claims") of any kind or character imposed upon, arising out of, in connection with, incurred or in any way attributed or relating to the following:

               (i) the ownership, use, operation, possession, or management of each of the Facilities prior to the Effective Date;

               (ii) the breach or failure of any representation or warranty made by Sellers, IHS, Peak Medical or Peak of Idaho or the breach of any covenant made by Peak Medical or Peak of Idaho that is contained in this Agreement or contained in any other certificates, agreements or Transaction Documents to which Sellers, IHS, Peak Medical or Peak of Idaho are each a party;

               (iii) any and all Claims relating to any current or former employee, consultant or independent contractor of the Sellers, Peak of Idaho or any of the Facilities, including, but not limited to, (A) the termination or discharge of any current or former employee, consultant, or independent contractor of Sellers, Peak of Idaho or any of the Facilities, (B) Claims under federal, state, or local laws, rules or regulations, related to wages, hours, fair employment practices, unfair labor practices, or other terms and conditions of employment and claims arising under the Worker Adjustment and
          Retraining Notification Act or any analogous state statute, (C) matters arising from any severance policy, claim, agreement or contract or (D) any and all Claims with respect to the matters provided for in Section 7.16 hereof;

               (iv) any and all Claims that relate to information provided by or on behalf of any of the Sellers, Peak Medical or Peak of Idaho concerning the Facilities, Sellers' Assets, Sellers, Peak Medical or Peak of Idaho and their respective affiliates, to third parties which was used or relied upon to effect the transactions contemplated in this Agreement and by the other Transaction Documents;

               (v) other than for the liens, claims or encumbrances necessary to effect the transactions contemplated in this Agreement and the other Transaction Documents, any mortgage, pledge, lien, or encumbrance made on any of the Sellers' Assets, the Facilities or assets relating to any of the Facilities or the Sellers' Assets, including, but not limited to, the Leases, and any claims asserted therefrom, other than and except for the Permitted Liens;

               (vi) any and all Claims with respect to any qualified or non-qualified retirement or benefit plans or arrangements involving any current or former employee, consultant or independent contractor of the Sellers, Peak of Idaho or any of the Facilities;

               (vii) any and all Claims with respect to admission agreements, patient contracts, or agreements with patients or others at any of the Facilities;

               (viii) any deficiencies or inaccuracies relating to patient funds and accounts associated therewith at any of the Facilities;

               (ix) any Claims arising out of Sellers' or Peak of Idaho's failure to have kept or maintained (or to have caused to be kept or maintained) patient records and other related records at any of the Facilities in accordance with applicable Law;

               (x) any sums due by any Seller for Medicare and Medicaid adjustments arising from the operation of any of the Facilities conveyed pursuant to this Agreement;

               (xi) any action or proceeding by an appropriate state or federal agency having jurisdiction thereof, to revoke, withdraw or suspend any of the Sellers Licenses or Permits of a Seller or Peak of Idaho applicable to the Facility owned by such Seller or to terminate the participation of the Facility owned by any Seller in either the Medicare or Medicaid Programs, as a result of or caused by the transactions contemplated by this Agreement and the other Transaction Documents, including, but not limited to, the execution and delivery of the Assignment of Leases, Guaranties, Pledge Agreement and Security Agreements; or

               (xii) the violation of any Environmental Law or the existence, presence or Release of any Hazardous Material (collectively, "Environmental Liability") whether or not the Environmental Liability is based on an event or condition at or relating to any Facility that commenced or existed prior to or after the Effective Date.

          Sellers, IHS, Peak Medical and Peak of Idaho further covenant and agree to defend the Purchaser Indemnified Parties on account of said Claims and to pay any judgment against the Purchaser Indemnified Parties, or any other amount as indicated in this Section 12.6(b), along with all reasonable costs and expenses relative to any such Claims, including reasonable and documented attorneys' fees and expenses; provided, however, that the Purchaser Indemnified Parties shall, nevertheless, have the right, if they so elect, to participate (with counsel of their choosing, which counsel must be approved by Sellers, IHS, Peak Medical and Peak of Idaho, which approval may not be unreasonably withheld) in the defense of any such Claim in which they may be a party without relieving Sellers, IHS, Peak Medical and Peak of Idaho, of the obligation to defend the same. To the extent applicable, the Purchaser Indemnified Parties covenant not to settle or compromise any Claim under this section without the written consent of Sellers, IHS, Peak Medical and Peak of Idaho, which consent may not be unreasonably withheld or delayed under the circumstances. Failure to comply with the preceding covenant shall be deemed a complete waiver of any rights that the Purchaser Indemnified Parties have or may have under this Section 12.6(b).

          (c) Purchaser shall indemnify and hold harmless Sellers, IHS, Peak Medical and Peak of Idaho, and their officers, directors, shareholders, employees, agents, and assigns (the "Seller Indemnified Parties") from any and all liabilities, obligations, losses, demands, judgments, actions, suits, causes of action, claims, proceedings, investigations, citations, matters, damages, penalties, sanctions, costs, expenses, and disbursements (including, without limitation reasonable attorneys' and consultants' fees and expenses), whether or not subject to litigation, (hereinafter collectively referred to as the "Claims") of any kind or character imposed upon, arising out of, in connection with, incurred or in any way attributed or relating to the breach or failure of any representation or warranty made by Purchaser that is contained in Article IX of this Agreement.

          Purchaser further covenants and agrees to defend the Seller Indemnified Parties on account of said Claims and to pay any judgment against the Seller Indemnified Parties, or any other amount as indicated in this Section 12.6(c), along with all reasonable costs and expenses relative to any such Claims, including attorneys' fees and expenses; provided, however, that the Seller Indemnified Parties shall, nevertheless, have the right, if they so elect, to participate (with counsel of their choosing, which counsel must be approved by Purchaser, which approval may not be unreasonably withheld) in the defense of any such Claim in which they may be a party without relieving Purchaser of the obligation to defend the same. To the extent applicable, the Seller Indemnified Parties covenant not to settle or compromise any Claim under this section without the written consent of Purchaser, which consent may not be unreasonably withheld or delayed under the circumstances. Failure to comply with the preceding covenant shall be deemed a complete waiver of any rights that the Seller Indemnified Parties have or may have under this Section 12.6(c).

     12.7 Survival of  Indemnifications.  The  indemnities  set forth in Section
12.6 hereof shall remain operative and in full force and shall survive the execution and performance hereof and the execution and delivery of this Agreement and the other Transaction Documents.

     12.8 Liability for Representations and Warranties.

          (a) Except as set forth in Section 12.6(a) hereof, it is expressly agreed that Sellers shall have no liability to Purchaser or any other party in respect of any of the representations and warranties of Sellers in this Agreement. Until the release of the Closing documents to the parties from escrow pursuant to the Closing Escrow Agreement on the Effective Date, Purchaser's, Sellers' and IHS's sole remedy for any breach of Sellers', IHS's or Purchaser's representations and warranties hereunder shall be to terminate this Agreement, whereupon the parties hereto shall have no further obligations to each other in respect of this Agreement.

          (b) Upon release of the Closing documents from escrow pursuant to the Closing Escrow Agreement on the Effective Date, all of the representations and warranties of Sellers set forth in Article VII hereof and of IHS set forth in
Article VIII hereof shall be deemed to be made by Peak Medical and Peak of Idaho, jointly and severally, as of the Effective Date, and such representations and warranties will thereafter be deemed to be the representations and warranties of Peak Medical and Peak of Idaho for the purposes of Section 12.6(b)(ii) of this Agreement.

     12.9 Peak Medical and Peak of Idaho Liability Limitations. Peak Medical's and Peak of Idaho's liability to the Purchaser Indemnified Parties under Section 12.6(b) hereof shall be an aggregate amount of not more that One Million Dollars ($1,000,000). In the event that, at any time following the Effective Date of this Agreement, Peak Medical and/or Peak of Idaho shall have paid an aggregate of One Million Dollars ($1,000,000) in respect of the liabilities to the Purchaser Indemnified Parties under Section 12.6(b) hereof, then any remaining liabilities of Peak Medical and/or Peak of Idaho under Section 12.6(b) hereof shall be deemed to have been retained by the Purchaser Indemnified Parties and the Purchaser Indemnified Parties, jointly and severally, shall thereafter pay, discharge and perform all such remaining liabilities if and when due.


                                  ARTICLE XIII
                                  MISCELLANEOUS

     13.1 Entire Agreement; Amendment. This Agreement and the Transaction Documents constitute the entire agreement among the parties pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions of the parties, whether oral or written, and there are no warranties, representations or other agreements between the parties in connection with the subject matter hereof, except as specifically set forth herein or therein. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     13.2 Governing Law. THIS AGREEMENT AND THE TRANSACTION DOCUMENTS SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH LAWS OF THE STATE OF NEW YORK. SELLERS, IHS, PEAK MEDICAL AND PEAK OF IDAHO CONSENT TO IN PERSONAM JURISDICTION BEFORE THE STATE AND FEDERAL COURTS OF THE STATE OF IDAHO, AND AGREE THAT ALL DISPUTES CONCERNING THIS AGREEMENT SHALL BE HEARD, IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF IDAHO. SELLERS, IHS, PEAK MEDICAL AND PEAK OF IDAHO AGREE THAT SERVICE OF PROCESS MAY BE EFFECTED UPON SELLERS, IHS, PEAK MEDICAL AND PEAK OF IDAHO UNDER ANY METHOD PERMISSIBLE UNDER THE LAWS OF THE STATE OF IDAHO AND IRREVOCABLY WAIVE ANY OBJECTION TO VENUE IN THE STATE AND FEDERAL COURTS OF THE STATE OF IDAHO.

     13.3  Assignment.   This  Agreement  and  each  party's  respective  rights
hereunder may not be assigned at any time without the prior written consent of the other parties hereto.

     13.4 Notices. All communications, notices and disclosures required or permitted by this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to an officer of the other party or when deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested, by personal delivery or by overnight courier service with signed receipt, and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address:

                  To IHS and any Seller:  Integrated Health Services, Inc.
                                          10065 Red Run Boulevard
                                          Owings Mills, Maryland  21117
                                          Attention:  Daniel J. Booth
                                          Telephone No.:  410-998-8768
                                          Fax No.:  410-998-8716

                  Copy to:                Blass & Driggs
                                          461 Fifth Avenue
                                          New York, New York  10017
                                          Attention:  Michael S. Blass, Esq.
                                          Telephone No.:  212-447-1100
                                          Fax No.:  212-447-5428

                  To Peak Medical and
                   Peak of Idaho:         Peak Medical Corporation
                                          5635 Jefferson Boulevard, N.E.
                                          Albuquerque, New Mexico  87189
                                          Attention:  Charles H. Gonzales
                                          Copy to:  Scot Sauder, Esq.
                                          Telephone No.:  505-342-4160
                                          Fax No.:  505-342-4198

                  To Purchaser:           Monarch Properties, LP
                                          8889 Pelican Bay Boulevard - Suite 501
                                          Naples, Florida  34103
                                          Attention:  John B. Poole
                                          Telephone No.:  941-566-8820
                                          Fax No.:  941-566-6082

                  Copy to:                LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                                          125 West 55th Street
                                          New York, New York  10019
                                          Attention:  John R. Fallon, Jr., Esq.

                                          Telephone No.:  212-424-8279
                                          Fax No.: 212-424-8500

     13.5 Counterparts; Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement. The Table of Contents and Article and Section headings in this Agreement are inserted for convenience of reference only and shall not constitute a part hereof or be used as interpreting the meaning of this Agreement.

     13.6 Interpretation. To the extent any conflict exists between the terms and conditions of this Agreement and the terms and conditions of any other Transaction Documents, the terms and conditions of such other Transaction Documents shall govern and control.

     13.7 Severability. If any provision, clause or part of this Agreement, or the application thereof under certain circumstances, is held invalid, the remainder of this Agreement, or the application of such provision, clause or part under other circumstances, shall not be affected thereby.

     13.8 No Reliance. No third party, other than a successor by operation of law or an assignee permitted by this Agreement, is entitled to rely on any of the representations, warranties and agreements contained in this Agreement and no party to this Agreement assumes any liability to any third party, other than an assignee permitted by this Agreement, because of any reliance on the representations, warranties and agreements contained in this Agreement.

     13.9 Binding. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     13.10 Survival. Except as otherwise provided for in Section 12.8 hereof, all covenants and agreements of the parties to be performed in this Agreement and all representations, warranties, covenants and indemnities of the parties in this Agreement shall survive the Closing Date and the Effective Date.

     13.11 Allocation of Purchase Price. The Purchase Price shall be allocated among the Facilities as set forth on Schedule 13.12 hereto. The parties agree that the Personal Property has nominal value and therefore no amount of the Purchase Price is being allocated to it. Each party agrees to timely file tax Form 3594 in accordance with the allocations to which the parties have so agreed.

     13.12 Dispute Attorneys' Fees and Expenses. In the event of a dispute between the parties to this Agreement with respect to the interpretation of enforcement of the terms hereof, the prevailing party in any action resulting therefrom shall be entitled to collect from the other its reasonable and documented attorneys' fees and expenses, including its attorneys' fees and expenses on appeal.


                             SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the parties have caused this Facilities Purchase Agreement to be duly executed and delivered as a sealed instrument as of the day and year first above written.

                                    MONARCH PROPERTIES, LP

                                    By:      MP Operating Inc.,
                                             its General Partner

                                    By:      /s/ John B. Poole
                                       -----------------------------------------
                                    Name: John B. Poole
                                         ---------------------------------------
                                    Title: President and Chief Executive Officer
                                          --------------------------------------

                                    INTEGRATED HEALTH SERVICES, INC.

                                    By:      /s/ Daniel J. Booth
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    IHS ACQUISITION NO. 104, INC.
                                    IHS ACQUISITION NO. 105, INC.

                                    By:      /s/ Daniel J. Booth
                                       -----------------------------------------
                                    Name: Daniel J. Booth
                                         ---------------------------------------
                                    Title:   Senior Vice President
                                          --------------------------------------

                                    PEAK MEDICAL CORPORATION

                                    By:      /s/ Charles H. Gonzales
                                       -----------------------------------------
                                    Name: Charles H. Gonzales
                                         ---------------------------------------
                                    Title:   President
                                          --------------------------------------

                                    PEAK MEDICAL OF IDAHO, INC.

                                       -----------------------------------------
                                    By:      /s/ Charles H. Gonzales
                                    Name: Charles H. Gonzales
                                         ---------------------------------------
                                    Title:   President
                                          --------------------------------------

                                    EXHIBIT A

                                     SELLERS

                  Facility                                  Seller
                  --------                                  ------

1.       Idaho Falls Care Center                   IHS Acquisition No. 104, Inc.

2.       Twin Falls Care Center                    IHS Acquisition No. 105, Inc.

                                    EXHIBIT B

                                   FACILITIES

1.       Idaho Falls Care Center
         3111 Channing Way
         Idaho Falls, Idaho  83301

         Licensed Beds:  108
         Lessee:  Peak Medical of Idaho, Inc.

2.       Twin Falls Care Center
         674 Eastland Drive
         Twin Falls, Idaho  83301

         Licensed Beds:  116
         Lessee:  Peak Medical of Idaho, Inc.





                                       B-1